EXHIBIT 1.1

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                          MERRILL LYNCH DEPOSITOR, INC.

                            (a Delaware corporation)





                       FORM OF UNDERWRITING AGREEMENT FOR
                     PPLUS AND INDEXPLUS TRUST CERTIFICATES







                              Dated: [      ], 2006


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                                Table of Contents

SECTION 1. Representations and Warranties......................................3
   (a)     Representations and Warranties by the Company.......................3
           (1)   Registration Statement, Prospectus and Disclosure at Time
                   of Sale.....................................................3
           (2)   Incorporated Documents........................................5
           (3)   No Material Adverse Change in Business........................5
   (b)      Officer's Certificates.............................................6
   (c)      Representations and Warranties by the Underwriters.................6
   (d)      Each Underwriter represents and warrants to the Company,
              as of each Representation Date, as follows:......................6
           (1)   In relation to each Member State of the European
                 Economic Area which has implemented the Prospectus
                 Directive (each, a "Relevant Member State"), each
                 Underwriter represents and agrees that with effect
                 from and including the date on which the Prospectus
                 Directive is implemented in that Relevant Member State
                 (the "Relevant Implementation Date") it has not made
                 and will not make an offer of Underwritten Securities
                 to the public in that Relevant Member State except that
                 it may, with effect from and including the Relevant Implementation Date, make an offer of Underwritten
                 Securities to the public in that Relevant Member State
                 at any time:..................................................6
           (2)   Each Underwriter represents and agrees that:..................7
SECTION 2. Sale and Delivery to Underwriters; Closing..........................7
   (a)      Underwritten Securities............................................7
   (b)      Payment............................................................7
   (c)      Denominations; Registration........................................8
SECTION 3.  Covenants of the Company...........................................8
   (a)      Compliance with Securities Regulations and Commission
               Requests; Payment of Filing Fees................................8
   (b)      Filing of Amendments and Exchange Act Documents....................9
   (c)      Delivery of Registration Statements................................9
   (d)      Delivery of Prospectuses...........................................9
   (e)      Continued Compliance with Securities Laws..........................9
   (f)      Blue Sky Qualifications...........................................10
   (g)      Earnings Statement................................................11
   (h)      Reporting Requirements............................................11
   (i)      Listing...........................................................11
   (j)      Issuer Free Writing Prospectuses..................................11
SECTION 4.  Payment of Expenses...............................................11
   (a)      Expenses..........................................................11
   (b)      Termination of Agreement..........................................12
SECTION 5.  Conditions of Underwriters' Obligations...........................12
   (a)      Effectiveness of Registration Statement; Filing of Prospectus.....12
   (b)      Opinion of Counsel for Company....................................13


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   (c)      Opinion of Counsel for Underwriters...............................13
   (d)      Officers' Certificate.............................................13
   (e)      Ratings...........................................................13
   (f)      Approval of Listing...............................................14
   (g)      No Objection......................................................14
   (h)      Additional Documents..............................................14
SECTION 6.  Indemnification...................................................14
   (a)      Indemnification of Underwriters...................................14
   (b)      Indemnification of Company, Directors and Officers................15
   (c)      Documentary Stamp or Similar Issue Tax Indemnification............16
   (d)      Actions against Parties; Notification.............................16
   (e)      Settlement without Consent if Failure to Reimburse................16
SECTION 7.  Contribution......................................................17
SECTION 8.  Representations, Warranties and Agreements to Survive Delivery....18
SECTION 9.  Termination.......................................................18
   (a)      Underwriting Agreement............................................18
   (b)      Terms Agreement...................................................18
   (c)      Liabilities.......................................................19
SECTION 10. Default by One or More of the Underwriters........................19
SECTION 11. Notices...........................................................21
SECTION 12. No Advisory or Fiduciary Relationship.............................21
SECTION 13. Integration.......................................................21
SECTION 14. Parties...........................................................21
SECTION 15. GOVERNING LAW.....................................................22
SECTION 16. Effect of Headings................................................23



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                          MERRILL LYNCH DEPOSITOR, INC.
                            (a Delaware corporation)




                     PPLUS and INDEXPLUS Trust Certificates


                             UNDERWRITING AGREEMENT

                                                                        o, 200X


MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
                Incorporated
4 World Financial Center
New York, New York  10080

Ladies and Gentlemen:

     Merrill Lynch Depositor., Inc, a Delaware corporation (the "Company"), proposes that The Bank of New York (the "Trustee") issue and sell (i) PPLUS Trust Certificates or (ii) INDEXPLUS Trust Certificates, or any combination thereof, as shall be designated by the Company from time to time in or pursuant to one or more offerings on terms to be determined at the time of sale. The PPLUS Trust Certificates and the INDEXPLUS Trust Certificates are collectively referred to herein as the "Underwritten Securities".

     The Underwritten Securities will be issued in one or more series (each, a "Series") pursuant to the Standard Terms for Trust Agreements dated as of [o] between the Company, as depositor and the Trustee (the "Standard Terms") and a supplement dated as of the date of issuance of the related Series (each, a "Series Supplement" and together with the Standard Terms, a "Trust Agreement") and shall have the terms described in the Prospectus and the relevant prospectus supplement, as such documents may be amended or supplemented from time to time. The Standard Terms has been filed as an exhibit to the Registration Statement (as defined below). Each Series will in the aggregate represent the entire beneficial ownership interest in a publicly issued debt security, in the case of PPLUS Trust Certificates, or a pool of such debt securities, in the case of INDEXPLUS Trust Certificates (the "Underlying Securities"), together with any other assets included for the purpose of assuring the servicing or timely distribution of payments to holders of the Underwritten Securities, deposited by the Company in a trust (the "Trust") for the benefit of the holders such Series.

     Whenever the Company determines to make an offering of Underwritten Securities through Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), or through an underwriting syndicate managed by Merrill Lynch (in such



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capacity, the "Representative"), the Company will enter into an agreement (each, a "Terms Agreement") providing for the sale of such Underwritten Securities to, and the purchase and offering thereof by, Merrill Lynch and such other underwriters, if any, selected by Merrill Lynch (the "Underwriters", which term shall include Merrill Lynch, whether acting as sole Underwriter or as a member of an underwriting syndicate, as well as any Underwriter substituted pursuant to
Section 10 hereof). The Terms Agreement relating to each offering of Underwritten Securities shall specify the aggregate stated amount, the aggregate notional principal amount or the number, as the case may be, of Underwritten Securities to be issued, the name of each Underwriter participating in such offering (subject to substitution as provided in Section 10 hereof) and the name of any Underwriter other than Merrill Lynch acting as co-manager in connection with such offering, the aggregate principal amounts of Underwritten Securities which each such Underwriter severally agrees to purchase, whether such offering is on a fixed or variable price basis and, if on a fixed price basis, the initial offering price, the price at which the Underwritten Securities are to be purchased by the Underwriters, the form, time, date and place of delivery of and payment for the Underwritten Securities and any other material variable terms of the Underwritten Securities. The Terms Agreement, which shall be substantially in the form of Exhibit A hereto, may take the form of an exchange of any standard form of written communication (including facsimile) between the Company and Merrill Lynch, acting for itself and, if applicable, as Representative of any other Underwriters. Each offering of Underwritten Securities through Merrill Lynch as sole Underwriter or through an underwriting syndicate managed by the Representative will be governed by this Underwriting Agreement, as supplemented by the applicable Terms Agreement.

     The Company has filed with the Securities and Exchange Commission (the "Commission") a shelf registration statement on Form S-3 (No. 333-132386), including the related preliminary prospectus, which registration has been declared effective by the Commission. Such registration statement covers the registration of the Underwritten Securities under the Securities Act of 1933, as amended (the "1933 Act"). Any information included in a prospectus filed in accordance with the provisions of Rule 430B ("Rule 430B") of the rules and regulations promulgated under the 1933 Act (the "1933 Act Regulations") and paragraph (b) of Rule 424 ("Rule 424(b)") of the 1933 Act Regulations that was omitted from such registration statement at the time it became effective but that is deemed to be part of and included in such registration statement pursuant to Rule 430B is referred to as "Rule 430B Information." The prospectus forming part of the Registration Statement in the form first furnished or made available to the Underwriters for use in connection with the offering of the Underwritten Securities and any amendments thereto (the "Base Prospectus") together with any preliminary prospectus supplement, including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, in the form first furnished or made available that omitted Rule 430B Information is herein called a "preliminary prospectus." Such registration statement, at any given time, including the amendments thereto to such time, the exhibits and any schedules thereto at such time, the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act at such time and the documents otherwise deemed to be part thereof, or included therein by 1933 Act Regulations, is herein called the "Registration Statement." The Registration Statement at


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the time it originally became effective is herein called the "Original
Registration Statement." The Base Prospectus together with any final prospectus supplement in the form first furnished or made available to the Underwriters for use in connection with the offering of the Underwritten Securities, including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act at the time first furnished or made available, is herein called the "Prospectus". The Standard Terms in effect as of the date of this Underwriting Agreement has been duly qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act"). For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

     All references in this Underwriting Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" (or other references of like import) in the Registration Statement, Prospectus or preliminary prospectus shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference or otherwise deemed by 1933 Act Regulations to be part of or included in the Registration Statement, Prospectus or preliminary prospectus, as the case may be; and all references in this Underwriting Agreement to amendments or supplements to the Registration Statement, Prospectus or preliminary prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (the "1934 Act") which is incorporated by reference in or otherwise deemed by 1933 Act Regulations to be a part of or included in the Registration Statement, Prospectus or preliminary prospectus, as the case may be.

     SECTION 1.  Representations and Warranties.

          (a) Representations and Warranties by the Company. The Company represents and warrants to the Representative, as of the date hereof, as of the time of each acceptance by the Company of an offer for the purchase of Underwritten Securities (each such time being an "Applicable Time" and to each Underwriter named in the applicable Terms Agreement, as of the date thereof, the relevant Applicable Time and as of the relevant Closing Time (as defined below) (in each case, a "Representation Date"), as follows:

            (1) Registration Statement, Prospectus and Disclosure at Time of Sale. The Original Registration Statement and any post-effective amendments thereto have been declared effective by the Commission. No stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with. In addition, each relevant Trust Agreement in effect as of each Representation Date has been duly qualified under the 1939 Act.


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         At the respective times the Original Registration Statement and each amendment thereto became effective, at each deemed effective date pursuant to Rule 430B(f)(2) of the 1933 Act Regulations and at each Representation Date, the Registration Statement complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations, and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the date of the Prospectus and at the Closing Time the Prospectus and any amendments and supplements thereto did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties in this subsection shall not apply to that part of the Registration Statement that constitutes the Statement of Eligibility on Form T-1 (the "Form T-1") under the 1939 Act of the relevant Trustee.

         Each preliminary prospectus complied when filed with the Commission in all material respects with the 1933 Act Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with the offering of Underwritten Securities will, at the time of such delivery, be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

         As of an Applicable Time, neither (x) the Issuer General Use Free Writing Prospectus(es) (as defined below) issued at or prior to the Applicable Time (as defined below) and the Statutory Prospectus (as defined below), all considered together (collectively, the "General Disclosure Package"), nor (y) any individual Issuer Limited Use Free Writing Prospectus, when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         As used in this subsection and elsewhere in this Agreement:

              "Issuer Free Writing Prospectus" means any "issuer free writing prospectus," as defined in Rule 433 of the 1933 Act Regulations ("Rule 433"), relating to the Underwritten Securities that (i) is required to be filed with the Commission by the Company, (ii) is a "road show that is a written communication" within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission or (iii) is exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the Underwritten Securities or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company's records pursuant to Rule 433(g).


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              "Issuer General Use Free Writing Prospectus" means any Issuer Free
         Writing Prospectus that is intended for general distribution to prospective investors.

              "Issuer Limited Use Free Writing Prospectus" means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.

              "Statutory Prospectus" as of any time means the prospectus relating to the Underwritten Securities that is included in the Registration Statement immediately prior to that time, including any document incorporated by reference therein and any preliminary or other prospectus or prospectus supplement deemed to be a part thereof.

              Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Underwritten Securities, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any document incorporated by reference therein and any preliminary or other prospectus deemed to be a part thereof that has not been superseded or modified.

              The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus made in reliance upon and in conformity with written information furnished to the Company by the Underwriters expressly for use therein.

            (2) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, when they became effective or at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations") and, when read together with the other information in the Prospectus, (a) at the time the Original Registration Statement became effective, (b) at the earlier of the time the Prospectus was first used and the date and time of the first contract of sale of Underwritten Securities in this offering and (c) at the Closing Times, did not and will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (3) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, except as otherwise stated therein or contemplated thereby, there has been no material adverse change in


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         the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect").

          (b) Officer's Certificates. Any certificate signed by any officer of the Company or any of its subsidiaries and delivered to any Underwriter or to counsel for the Underwriters in connection with the offering of the Underwritten Securities shall be deemed a representation and warranty by the Company to each Underwriter as to the matters set forth in such certificate as of the date of such certificate and, unless subsequently amended or supplemented, at each Representation Date subsequent thereto.

          (c) Representations and Warranties by the Underwriters. Each Underwriter represents and warrants to the Company, as of each Representation Date, as follows:

            (1) In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a "Relevant Member State"), the each Underwriter represents and agrees that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the "Relevant Implementation Date") it has not made and will not make an offer of Underwritten Securities to the public in that Relevant Member State except that it may, with effect from and including the Relevant Implementation Date, make an offer of Underwritten Securities to the public in that Relevant Member State at any time:

            (i) to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

           (ii) to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than [Euro]43,000,000 and (3) an annual net turnover of more than [Euro]50,000,000, as shown in its last annual or consolidated accounts; or

           (ii) in any other circumstances which do not require the publication by the trust of a prospectus pursuant to Article 3 of the Prospectus Directive.

              For the purposes of this provision, the expression an "offer of Underwritten Securities to the public" in relation to any Underwritten Securities in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the Underwritten Securities to be offered so as to enable an investor to decide to purchase or subscribe the Underwritten Securities, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State and the expression Prospectus Directive means


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         Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

           (2)    Each Underwriter represents and agrees that:

           (i) it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the FSMA) received by it in connection with the issue or sale of the Underwritten Securities in circumstances in which Section 21(1) of the FSMA does not apply to a Trust; and

           (ii) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Underwritten Securities in, from or otherwise involving the United Kingdom.

SECTION 2.  Sale and Delivery to Underwriters; Closing.

          (a) Underwritten Securities. The several commitments of the Underwriters to purchase the Underwritten Securities pursuant to the applicable Terms Agreement shall be deemed to have been made on the basis of the representations and warranties herein contained and shall be subject to the terms and conditions herein set forth.

          (b) Payment. Payment of the purchase price for, and delivery of, the Underwritten Securities shall be made (i) in the case of Underwritten Securities in registered form, at the offices of Merrill Lynch, Pierce, Fenner & Smith Incorporated, 4 World Financial Center, New York, New York 10080 or at such other place as shall be agreed upon by Merrill Lynch and the Company, at 9:00 A.M. (Eastern time), on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date of the applicable Terms Agreement (unless postponed in accordance with the provisions of Section 10 hereof), or such other time not later than ten business days after such date as shall be agreed upon by Merrill Lynch and the Company (such time and date of payment and delivery being herein called the "Closing Time").

          Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company, against delivery to the Representative for its account or, if applicable, for the respective accounts of the Underwriters of the Underwritten Securities to be purchased by them (unless such Underwritten Securities are issuable only in the form of one or more global securities registered in the name of a depository or a nominee of a depository, in which event the Underwriters' interest in such global certificate shall be noted in a manner satisfactory to the Underwriters and their counsel). It is understood that each Underwriter has authorized the Representative, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Underwritten Securities which it has severally agreed to purchase. Merrill Lynch,


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     individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Underwritten Securities to be purchased by any Underwriter whose funds have not been received by the Closing Time, but such payment shall not relieve such Underwriter from its obligations hereunder.

          (c) Denominations; Registration. Certificates for the Underwritten Securities shall be in such denominations and registered in such names as the Representative may request in writing at least one full business day prior to the Closing Time. The certificates for the Underwritten Securities will be made available for examination and packaging by the Representative in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time.

     SECTION 3. Covenants of the Company. The Company covenants with the Representative, and with each Underwriter participating in the applicable offering of Underwritten Securities, as follows:

          (a) Compliance with Securities Regulations and Commission Requests; Payment of Filing Fees. The Company, subject to Section 3(b), will comply with the requirements of Rule 430B of the 1933 Act Regulations if and as applicable, and will notify the Representative as soon as reasonably possible of (i) the effectiveness of any post-effective amendment to the Registration Statement or new registration statement relating to the Underwritten Securities or the filing of any supplement or amendment to the Prospectus, (ii) the receipt of any comments from the Commission, (iii) any request by the Commission for any amendment to the Registration Statement or the filing of a new registration statement or any amendment or supplement to the Prospectus or otherwise deemed to be a part thereof or for additional information, (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or such new registration statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Underwritten Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(e) of the 1933 Act concerning the Registration Statement and (v) if the Company becomes the subject of a proceeding under Section 8A of the 1933 Act in connection with the offering of the Underwritten Securities. The Company will effect the filings required under Rule 424 of the 1933 Act Regulations, in the manner and within the time period required by Rule 424 (without reliance on Rule 424(b)(8)) and will take such steps as it deems necessary to ascertain promptly whether the Prospectus transmitted for filing under Rule 424 was received for filing by the Commission and, in the event that it was not, it will promptly file the Prospectus. The Company will make reasonable efforts to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof as soon as reasonably possible.


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          (b)  Filing of Amendments and Exchange Act Documents. The Company will give the Representative notice of its intention to file or prepare any amendment to the Registration Statement or new registration statement relating to the Underwritten Securities or any amendment, supplement or revision to either any preliminary prospectus (including any prospectus included in the Original Registration Statement or amendment thereto at the time it became effective) or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, and the Company will furnish the Representative with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representative or counsel for the Underwriters shall object. The Company will give the Representative notice of any filings made pursuant to the 1934 Act or 1934 Act Regulations within 48 hours prior to the Applicable Time; the Company will give the Representative notice of its intention to make any such filing from the Applicable Time to the Closing Time and will furnish the Representative with copies of any such documents a reasonable amount of time prior to such proposed filing and will not file or use any such document to which the Representative or counsel for the Underwriters shall object.

          (c) Delivery of Registration Statements. The Company has furnished or will deliver to the Representative and counsel for the Underwriters, without charge, upon written request, signed copies of the Original Registration Statement and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein or otherwise deemed to be a part thereof) and signed copies of all consents and certificates of experts, and will also deliver to the Representative, without charge, a conformed copy of the Original Registration Statement and of each amendment thereto (without exhibits) for each of the Underwriters. Copies of the Original Registration Statement and each amendment thereto furnished to the Underwriters will be identical to any electronically transmitted copies thereof filed with the Securities and Exchange Commission (the "Commission") pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (d) Delivery of Prospectuses. The Company will deliver to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter may reasonably request, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (e) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the



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     1934 Act Regulations so as to permit the completion of the distribution of the Underwritten Securities as contemplated in this Underwriting Agreement and the applicable Terms Agreement and in the Registration Statement and the Prospectus. If at any time when the Prospectus is required by the 1933 Act or the 1934 Act to be delivered in connection with sales of the Underwritten Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, which the Company may request to be in writing, to amend the Registration Statement in order that the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or to amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, which the Company may request to be in writing, at any such time to amend the Registration Statement or to file a new registration statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment, supplement or new registration statement as may be reasonably necessary to correct such statement or omission or to comply with such requirements, the Company will use its best efforts to have such amendment or new registration statement declared effective as soon as practicable and the Company will furnish to the Underwriters, without charge, such number of copies of such amendment, supplement or new registration statement as the Underwriters may reasonably request. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement (or any other registration statement relating to the Underwritten Securities) or the Statutory Prospectus or any preliminary prospectus or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company will promptly notify the Underwriters and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

          (f) Blue Sky Qualifications. The Company will use reasonable efforts, in cooperation with the Underwriters, to qualify the Underwritten Securities and, if applicable, any related Underlying Securities, for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representative may request and to maintain such qualifications in effect for a period of not less than one year from the date of the applicable Terms Agreement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Underwritten Securities and, if applicable, any related Underlying Securities, have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the date of such Terms Agreement.

          (g) Earnings Statement. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as reasonably practicable an earnings statement for the purposes of, and to provide to the Underwriters the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

          (h) Reporting Requirements. The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

          (i) Listing. The Company will use all reasonable efforts to effect the listing of the Underwritten Securities prior to the Closing Time, on any national securities exchange or quotation system if and as specified in the applicable Terms Agreement.

          (j) Issuer Free Writing Prospectuses. The Company represents and agrees that, unless it obtains the prior consent of the Underwriters, and each Underwriter represents and agrees that, unless it obtains the prior consent of the Company, it has not made and will not make any offer relating to the Underwritten Securities that would constitute an "issuer free writing prospectus," as defined in Rule 433, or that would otherwise constitute a "free writing prospectus," as defined in Rule 405, required to be filed with the Commission. Any such free writing prospectus consented to by the Company and the Underwriters is hereinafter referred to as a "Permitted Free Writing Prospectus." The Company represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an "issuer free writing prospectus," as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping.

     SECTION 4. Payment of Expenses.

          (a) Expenses. The Company will pay all expenses incident to the performance of its obligations under this Underwriting Agreement or the applicable Terms Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Underwriting Agreement, any Terms

     Agreement, any Agreement among Underwriters, the Trust Agreements and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Underwritten Securities, (iii) the preparation, issuance and delivery of the Underwritten Securities and any certificates for the Underwritten Securities, to the Underwriters, including any transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Underwritten Securities to the Underwriters, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors or agents (including transfer agents and registrars), as well as the fees and disbursements of the Trustee and its counsel, (v) the qualification of the Underwritten Securities and, if applicable, any related Underlying Securities, under state securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation, printing and delivery of the Blue Sky Survey and any Legal Investment Survey, and any amendment thereto, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus, any Permitted Free Writing Prospectus and the Prospectus and any amendments or supplements thereto and any costs associated with electronic delivery of any of the foregoing by the Underwriters to investors, (vii) the fees charged by nationally recognized statistical rating organizations for the rating of the Underwritten Securities, (viii) the fees and expenses incurred with respect to the listing of the Underwritten Securities, if applicable, and (ix) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review, if any, by the National Association of Securities Dealers, Inc. (the "NASD") of the terms of the sale of the Underwritten Securities.

          (b) Termination of Agreement. If the applicable Terms Agreement is terminated by the Representative in accordance with the provisions of
     Section 5 or Section 9(b)(i) hereof, the Company shall reimburse the Underwriters named in such Terms Agreement for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

     SECTION 5. Conditions of Underwriters' Obligations. The obligations of the Underwriters to purchase and pay for the Underwritten Securities pursuant to the applicable Terms Agreement are subject to the accuracy of the representations and warranties of the Company contained in Section 1 hereof or in certificates of any officer of the Company or any of its subsidiaries delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

          (a) Effectiveness of Registration Statement; Filing of Prospectus. The Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act and no proceedings for that purpose shall have been initiated or be pending or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing information relating to the description of the Underwritten Securities, the specific method of distribution and similar matters shall have been filed with the Commission in the manner and within the time period required by Rule 424(b) without reliance on Rule 424(b)(8) (or any required post-effective amendment providing such information shall have been filed and become effective in accordance with the requirements of Rule 430B).

          (b) Opinion of Counsel for Company. At Closing Time, the Representative shall have received the favorable opinion, dated as of Closing Time, of Shearman & Sterling LLP, counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters.

          (c) Opinion of Counsel for Underwriters. At Closing Time, the Representative shall have received the favorable opinion, dated as of Closing Time, of Shearman & Sterling LLP, counsel for the Underwriters named in the applicable Terms Agreement, together with signed or reproduced copies of such letter for each of the other Underwriters, in form and substance satisfactory to the Underwriters. In giving such opinion, such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the Representative. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

          (d) Officers' Certificate. At Closing Time, there shall not have been, since the date of the applicable Terms Agreement or since the respective dates as of which information is given in the Prospectus or the General Disclosure Package, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representative shall have received a certificate of the President, a Vice President, the Treasurer, an Assistant Treasurer, or the Controller of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in
     Section 1 are true and correct with the same force and effect as though expressly made at and as of the Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or, to the Company's knowledge, threatened by the Commission.

          (e) Ratings. At Closing Time, the Underwritten Securities shall have the ratings accorded by any "nationally recognized statistical rating organization", as defined by the Commission for purposes of Rule 436(g)(2) of the 1933 Act Regulations, if and as specified in the applicable Terms Agreement. Since the time of execution of such Terms Agreement, there shall not have occurred a downgrading in the rating assigned to the Underwritten Securities and no such rating organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Underwritten Securities.

          (f) Approval of Listing. At Closing Time, the Underwritten Securities shall have been approved for listing, subject only to official notice of issuance, if and as specified in the applicable Terms Agreement.

          (g) No Objection. If the Registration Statement or an offering of Underwritten Securities has been filed with the NASD for review, the NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

          (h) Additional Documents. At Closing Time, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Underwritten Securities as herein contemplated or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Underwritten Securities as herein contemplated shall be satisfactory in form and substance to the Representative and counsel for the Underwriters.

     If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, the applicable Terms Agreement may be terminated by the Representative by notice to the Company at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

SECTION 6.  Indemnification.

          (a) Indemnification of Underwriters. The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

           i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430B Information deemed to be a part thereof, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus, any Issuer Free Writing

     Prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company; and

         iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Representative), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430B Information or any preliminary prospectus, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto).

     Insofar as this indemnity agreement may permit indemnification for liabilities under the 1933 Act of any person who is a partner of an Underwriter or who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and who is a director or officer of the Company or controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, such indemnity agreement is subject to the undertaking of the Company in the Registration Statement.

          (b) Indemnification of Company, Directors and Officers. Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of
     Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430B Information deemed to be a part thereof, if applicable, or any preliminary prospectus, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representative expressly for use therein.

          (c) Documentary Stamp or Similar Issue Tax Indemnification. The Company agrees to indemnify and hold harmless each Underwriter against any documentary stamp or similar issue tax and any related interest or penalties on the issue or sale of the Underwritten Securities to the Underwriters which are due in the United States of America or any other jurisdiction.

          (d) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by the Representative, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, except that the Company shall be liable for the fees and expenses of one counsel representing Merrill Lynch and the persons controlling Merrill Lynch and one counsel representing all other Underwriters and the persons controlling them. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent
     (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

          (e) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested in writing an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received written notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such written request prior to the date of such settlement.

     SECTION 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, from the offering of the Underwritten Securities pursuant to the applicable Terms Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and of the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

     The relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Underwritten Securities pursuant to the applicable Terms Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of such Underwritten Securities (before deducting expenses) received by the Company and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus.

     The relative fault of the Company, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

     Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Underwritten Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

     No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The Underwriters'respective obligations to contribute pursuant to this Section 7 are several in proportion to the number or aggregate principal amount, as the case may be, of Initial Underwritten Securities set forth opposite their respective names in the applicable Terms Agreement, and not joint.

     SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Underwriting Agreement or the applicable Terms Agreement or in certificates of officers of the Company submitted pursuant hereto or thereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company, and shall survive delivery of and payment for the Underwritten Securities.

     SECTION 9.  Termination.

          (a) Underwriting Agreement. This Underwriting Agreement (excluding the applicable Terms Agreement) may be terminated for any reason at any time by the Company or the Representative upon the giving of 30 days' prior written notice of such termination to the other party hereto.

          (b) Terms Agreement. The Representative may terminate the applicable Terms Agreement, by notice to the Company, at any time at or prior to the Closing Time, if (i) there has been, since the time of execution of such Terms Agreement or since the respective dates as of which information is given in the Prospectus (exclusive of any supplement thereto) or the General Disclosure Package, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) there has occurred any material adverse change in the financial markets in the United States or, if the Underwritten Securities include securities denominated or payable in, or indexed to, one or more foreign or composite currencies, in the international financial markets, or any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representative, impracticable to market the Underwritten Securities or to enforce contracts for the sale of the Underwritten Securities, or (iii) trading generally on the New York Stock Exchange or the American Stock Exchange or on the NASDAQ Stock Market has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by either of said exchanges or by such system or by order of the Commission, the NASD or any other governmental authority, or (iv) a banking moratorium has been declared by either Federal or New York authorities or, if the Underwritten Securities include securities denominated or payable in, or indexed to, one or more foreign or composite currencies, by the relevant authorities in the related foreign country or countries.

          (c) Liabilities. If this Underwriting Agreement or the applicable Terms Agreement is terminated pursuant to this Section 9, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

     SECTION 10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at the Closing Time to purchase the Underwritten Securities which it or they are obligated to purchase under the applicable Terms Agreement (the "Defaulted Securities"), then the Representative shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representative shall not have completed such arrangements within such 24-hour period, then:

          (a) if the number or aggregate principal amount, as the case may be, of Defaulted Securities does not exceed 10% of the aggregate principal amount or number, as the case may be, of Underwritten Securities to be purchased on such date pursuant to such Terms Agreement, the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations under such Terms Agreement bear to the underwriting obligations of all non-defaulting Underwriters, or

          (b) if the aggregate principal amount or number, as the case may be, of Defaulted Securities exceeds 10% of the aggregate principal amount or number, as the case may be, of Underwritten Securities to be purchased on such date pursuant to such Terms Agreement, such Terms Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

     No action taken pursuant to this Section 10 shall relieve any defaulting Underwriter from liability in respect of its default.

     In the event of any such default which does not result in a termination of the applicable Terms Agreement either the Representative or the Company shall have the right to postpone the Closing Time for a period not exceeding seven calendar days in order to effect any required changes in the Registration Statement or the Prospectus or in any other documents or arrangements.

     SECTION 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representative at 4 World Financial Center, New York, New York 10080, attention of [o], or, in respect of any Terms Agreement, to such other person and place as may be specified therein; and notices to the Company shall be directed to it at 4 World Financial Center, 24th Floor, New York, New York 10080, attention of the Treasurer with a copy to the Corporate Secretary at 222 Broadway, 17th Floor, New York, New York 10038.

     SECTION 12. No Advisory or Fiduciary Relationship. The Company acknowledges and agrees that (a) the purchase and sale of the Underwritten Securities pursuant to this Agreement, including the determination of the public offering price of the Underwritten Securities and any related discounts and commissions, is an arm's-length commercial transaction between the Company, on the one hand, and the Underwriters, on the other hand, (b) in connection with the offering contemplated hereby and the process leading to such transaction each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Company, or its stockholders, creditors, employees or any other party, (c) each Underwriter has not assumed or will assume an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether the Underwriter has advised or is currently advising the Company on other matters) and each Underwriter has no obligation to the Company with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement, (d) each Underwriter and its affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company, and (e) each Underwriter has not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

     SECTION 13. Integration. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Underwriters, or any of them, with respect to the subject matter hereof.

     SECTION 14. Parties. This Underwriting Agreement and the applicable Terms Agreement shall each inure to the benefit of and be binding upon the Company, the Representative and, upon execution of such Terms Agreement, any other Underwriters and their respective successors. Nothing expressed or mentioned in this Underwriting Agreement or such Terms Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Underwriting Agreement or such Terms Agreement or any provision herein or therein contained. This Underwriting Agreement and such Terms Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the parties hereto and thereto and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation.

No purchaser of Underwritten Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

     SECTION 15. GOVERNING LAW. THIS UNDERWRITING AGREEMENT AND ANY APPLICABLE TERMS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE.

     SECTION 16. Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this Underwriting Agreement, along with all counterparts, will become a binding agreement between Merrill Lynch and the Company in accordance with its terms.

                                            Very truly yours,

                                            MERRILL LYNCH DEPOSITOR, INC.


                                            By:
                                                 ------------------------------
                                                 Name:
                                                 Title:

CONFIRMED AND ACCEPTED,
as of the date first above written:

MERRILL LYNCH, PIERCE, FENNER & SMITH
           INCORPORATED

By:
    -------------------------------------
            Authorized Signatory

                                                                      Exhibit A


                          MERRILL LYNCH DEPOSITOR, INC.
                            (a Delaware corporation)

                [PPLUS][INDEXPLUS] TRUST CERTIFICATES SERIES [ ]

                                 TERMS AGREEMENT

                                                  Dated: _______________, 20__

   To:     Merrill Lynch & Co., Inc.
           4 World Financial Center
           New York, New York  10080


Ladies and Gentlemen:

     We understand that Merrill Lynch Depositor, Inc., a Delaware corporation
(the "Company"), proposes to issue and sell [         ] [PPLUS][INDEXPLUS] Trust
Certificates Series [ ] (the "Certificates ) at $[ ] [stated amount] [notional principal amount] per Certificate (the "Underwritten Securities").

     Reference is made to the Underwriting Agreement dated as of [o], 2006 by and between Merrill Lynch, Pierce, Fenner & Smith Incorporated and the undersigned (the "Underwriting Agreement")

     Subject to (i) the terms and conditions set forth or incorporated by reference herein and (ii) the terms of the Underwriting Agreement we [the underwriters named below (the "Underwriters")] offer to purchase [, severally and not jointly,] the [stated amount] [notional principal amount] [number] of Underwritten Securities [opposite their names set forth below] at the purchase price set forth below.

                                             [Principal Amount]
Underwriter                                  [Number] of Underwritten Securities


Total                                        --------------------------
                                             [$]
                                             --------------------------

           The Underwritten Securities shall have the following terms:

Title:
Ratings:
Amount:
Denominations:
Currency of payment:

Distribution rate or formula:
Cut-off date:
Distribution payment dates:
Regular record dates:
Stated maturity date:
Sinking fund requirements:
Conversion provisions:
Listing requirements:
Black-out provisions:
Fixed or Variable Price Offering: [Fixed] [Variable] Price Offering Trust Certificate Purchase Price:
Form:
Redemption provisions:
Other terms and conditions:
Closing date and location:

     Please accept this offer no later than ____ o'clock P.M. (New York City time) on ______________ by signing a copy of this Terms Agreement in the space set forth below and returning the signed copy to us.

                                        Very truly yours,

                                        MERRILL LYNCH, PIERCE, FENNER & SMITH
                                                        INCORPORATED


                                        By
                                           --------------------------------
                                           Authorized Signatory
                                           [Acting on behalf of itself and the
                                           other named Underwriters.]

Accepted:

MERRILL LYNCH DEPOSITOR, INC.


By
   -----------------------
   Name:
   Title:

                                      A-2